Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Midstream Holdings Drop Down. On February 17, 2015, the Partnership acquired a 25% limited partner interest in Midstream Holdings from Acacia in the EMH Drop Down. As consideration for the Transferred Interest, the Partnership issued 31.6 million Class D Common Units in the Partnership to Acacia with an implied value of $925.0 million. The Class D Common Units are substantially similar in all respects to the Partnership’s common units, except that they will only be entitled to a pro rata distribution for the fiscal quarter ended March 31, 2015. The Class D Common Units will automatically convert into common units on a one-for-one basis on the first business day following the record date for distribution payments with respect to the distribution for the quarter ended March 31, 2015. After giving effect to the EMH Drop Down, the Partnership indirectly owns a 75% limited partner interest in Midstream Holdings, with Acacia owning the remaining 25% limited partner interest in Midstream Holdings.
Due to ENLC's control of the Partnership through its ownership of the General Partner, the acquisition is considered a transfer of net assets under common control. As such, the Partnership’s historical financial statements previously filed with the SEC have been recast in this Current Report on Form 8-K to include the results attributable to the Transferred Interest from the date these entities were under common control.
Credit Facility Amendment. On February 5, 2015, the commitments under the Partnership credit facility were increased to $1.5 billion and the maturity date was extended by a year to March 6, 2020.
LPC Acquisition. On January 31, 2015, the Partnership, through one of its wholly owned subsidiaries acquired LPC Crude Oil Marketing LLC (“LPC”), which has crude oil gathering, transportation and marketing operations in the Permian Basin, for approximately $100.0 million, subject to certain adjustments.